UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                 March 19, 2007

                           USANA HEALTH SCIENCES, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

                   Utah                               87-0500306

      (State or other jurisdiction of        (IRS Employer Identification

              incorporation)                            Number)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 954-7100

   Former name or former address, if changed since last report: Not Applicable





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events

On March 19th, 2007, USANA Health Sciences, Inc. issued a press release voluntarily disclosing that it received notification from the U.S. Securities and Exchange Commission ("SEC"), Salt Lake District Office, that the SEC has begun an informal inquiry regarding the Company. The Company believes the inquiry relates to assertions appearing in the mass media about USANA. The Company also announced in the press release that its legal counsel has formally requested that the SEC investigate convicted felon Barry Minkow's short or other derivative positions in its stock, as well as the false public statements made by Mr. Minkow, which USANA believes constitutes a scheme to profit from driving down the Company's stock. A copy of the press release is furnished herewith as
Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference. The Company will also post this document on its corporate website, www.usanahealthsciences.com, under the "investors" link.


Item 9.01         Financial Statements and Exhibits

                  (d) Exhibits

Exhibit 99 Press release issued by USANA Health Sciences, Inc. dated March 19, 2007 (furnished herewith).












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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    USANA HEALTH SCIENCES, INC.



                                    By:  /s/ Gilbert A. Fuller
                                    Gilbert A. Fuller, Chief Financial Officer

Date: March 21, 2007













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